PROPERTY, PLANT AND EQUIPMENT, NET	12 Months Ended
Oct. 31, 2023
Property, Plant and Equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT, NET	PROPERTY, PLANT AND EQUIPMENT, NET
Property, plant and equipment as of October 31, 2023 and 2022, consisted of the following:

	October 31,
	2023	2022
	(in millions)
Land	$60	$59
Buildings and leasehold improvements	1,409	1,255
Machinery and equipment	749	674
Software	275	260
Total property, plant and equipment	2,493	2,248
Accumulated depreciation and amortization	(1,223)	(1,148)
Property, plant and equipment, net	$1,270	$1,100

During 2023, we recorded asset impairments of $11 million. During 2022, there were no asset impairments. During 2021, we recorded asset impairments of $2 million. Depreciation expenses were $128 million in 2023, $120 million in 2022 and $122 million in 2021. In 2023 and 2022 we retired approximately $68 million and $48 million, respectively, of assets, the majority of which were fully depreciated and no longer in use.